UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 8, 2007

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                    0-21696              22-3106987
(State or other jurisdiction       (Commission         (I.R.S. Employer
    of incorporation)              File Number)       Identification No.)


              26 Landsdowne Street, Cambridge, Massachusetts 02139
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition.

On May 8, 2007, ARIAD Pharmaceuticals, Inc. (the "Company") announced financial results for the quarter ended March 31, 2007. A copy of the press release is filed herewith as Exhibit 99.1 and the information set forth under the heading "Financial Highlights" and in the attached unaudited financial tables are incorporated by reference into this Current Report on Form 8-K.

ITEM 8.01         Other Events.

In its press release dated May 8, 2007, the Company provided a summary of progress toward achievement of its corporate goals for 2007 under the heading "Corporate and Development Highlights" and information regarding upcoming scientific and investor meetings under the headings "Upcoming Medical Meetings" and "Upcoming Investor Meetings". A copy of the press release is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

ITEM 9.01  Financial Statements and Exhibits.

                  Exhibit
                  Number            Description
                  ------            -----------

                  99.1              Press release dated May 8, 2007.

The portions of the press release incorporated by reference into Items 2.02 and
8.01 of this Current Report on Form 8-K are being filed pursuant to such items.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ARIAD Pharmaceuticals, Inc.



                                   By:      /s/ Edward M. Fitzgerald
                                      -----------------------------------------
                                            Edward M. Fitzgerald
                                            Senior Vice President, Finance and
                                            Corporate Operations, Chief
                                            Financial Officer


Date:    May 8, 2007

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

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number            Description
------            -----------

99.1              Press release dated May 8, 2007.

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